UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 03, 2014

FUTUREWORLD CORP.
(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

FutureWorld Corp. 3637 4th Street North, 330 Saint Petersburg, Florida		33704
(Address of principal executive offices)		(Zip Code)

(727) 474-1816
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01. Other Events

FutureWorld announces today that on December 2nd 2014, its subsidiary, URVape, has received trademark application number with United States Patent and Trademark Office for the following product and service;

“SafeVape” - U.S. Trademark SN 86462727: SAFEVAPE

SafeVape is an ongoing proprietary technology being developed by URVape team. The Company will be filing patent applications for the process and design on “SafeVape” technology shortly.

The trademark applications were filed after thorough review of the availability of the trademarks. We will continue protecting our intellectual properties by filing patent and trademark applications as our business grows.

The Company also announces today that the United States Patent and Trademark Office (USPTO) has recently granted two U.S. provisional patents to CB Scientific, a subsidiary of the Company, bringing the total of three active patents held by CB Scientific. These new patents, 62076016 & 62076012, cover “Consumer Cannabidiol (CBD) Testing Kit” and “Consumer Tetrahydrocannabinol (THC) Testing Kit”.

"The issuance of these two additional patents in 2014 further validates the innovative nature of our platform technology and the proprietary methods we use to produce our products. CB Scientific’s patent estate now consists of more than three patents, and we expect additional patent issuances in 2015 for the Company which will further strengthen our broad patent estate," said Sam Talari, CEO of FutureWorld.

The FutureWorld Facebook Page (https://www.facebook.com/futureworldenergy)

The FutureWorld Twitter Feed (https://twitter.com/futureworldinc)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Corp.

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated:  December 03, 2014